Exhibit 10.12.1

Execution Version

AMENDMENT NO. 1

TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 24th day of July, 2012 by and between INSMED INCORPORATED, a Virginia corporation (“Parent”), INSMED PHARMACEUTICALS, INC., a Virginia corporation (“Insmed Pharma”), CELTRIX PHARMACEUTICALS, INC. a Delaware corporation (“Celtrix”), TRANSAVE, LLC, a Delaware limited liability company (“Transave”, together with Parent, Insmed Pharma, and Celtrix are hereinafter collectively referred to as the “Borrowers”, and each individually as a “Borrower”), and HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (the “Lender”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

RECITALS

A.            Each Borrower and the Lender have entered into that certain Loan and Security Agreement dated as of June 29, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which the Lender has agreed to extend and make available to the Borrowers certain extensions of credit.

B.            Each Borrower and the Lender have agreed to amend the Loan Agreement upon the terms and conditions more fully set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1.             AMENDMENTS.

1.1          Section 7.13 (Deposit Accounts). Section 7.13 of the Loan Agreement is hereby, retroactively to July 11, 2012, amended and restated in its entirety as follows:

“7.13      Deposit Accounts. No Borrower nor any Subsidiary shall maintain any Deposit Accounts, or accounts holding Investment Property, except with respect to (a) which the Lender has an Account Control Agreement and (b) Wells Fargo Bank, National Association, account no. 070491230905172 (the “Wells Fargo CD Account”); provided, that (i) funds in the Wells Fargo CD Account shall not exceed $2,111,248 plus regularly accrued interest and (ii) all amounts in the Wells Fargo CD Account shall be transferred to an account with respect to which the Lender has an Account Control Agreement promptly upon the existing maturity date of the certificate of deposit on July 26, 2013.”

2.             BORROWERS’ REPRESENTATIONS AND WARRANTIES. Each Borrower represents and warrants that:

(a)           immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;

(b)           such Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

(c)           the certificate or articles of incorporation, bylaws and other organizational documents of such Borrower delivered to the Lender on the Closing Date remain true, accurate and complete and have not been amended, restated, supplemented or otherwise modified and continue to be in full force and effect;

(d)           the execution and delivery by such Borrower of this Amendment and the performance by such Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action or limited liability company, as applicable, on the part of such Borrower;

(e)           this Amendment has been duly executed and delivered by such Borrower and is the binding obligation of such Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights generally; and

(f)            as of the date hereof, such Borrower has no defenses against the obligations to pay any amounts under the Obligations.

Each Borrower understands and acknowledges that the Lender is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

3.             LIMITATION. The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which the Lender may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

4.             EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of all of the following conditions precedent in form and substance satisfactory to the Lender (the “Effective Date”):

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4.1          Amendment. The Lender shall have received duly executed counterparts of this Amendment signed by the parties hereto.

5.             EXPENSES. Each Borrower agrees to pay the Lender’s costs and expenses (including the reasonable fees and expenses of the Lender’s counsel, advisors and consultants) accrued and incurred in connection with the transactions contemplated by this Amendment, and all other Lender expenses (including the reasonable fees and expenses of the Lender’s counsel, advisors and consultants) payable in accordance with Section 11.11 of the Loan Agreement.

6.             COUNTERPARTS. This Amendment may be signed originally or by facsimile or other means of electronic transmission in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

7.             INTEGRATION. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by the Lender with respect to the Borrowers shall remain in full force and effect.

8.             GOVERNING LAW; VENUE. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. Each Borrower and the Lender each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties have duly authorized and caused this Amendment to be executed as of the date first written above.

BORROWERS:

INSMED INCORPORATED

By:	/s/ Kevin P. Tully
Name:	Kevin P. Tully
Title:	Chief Financial Officer

INSMED PHARMACEUTICALS, INC.

By:	/s/ Kevin P. Tully
Name:	Kevin P. Tully
Title:	Chief Financial Officer

TRANSAVE, LLC

By:	/s/ Kevin P. Tully
Name:	Kevin P. Tully
Title:	Chief Financial Officer

CELTRIX PHARMACEUTICALS, INC.

By:	/s/ Kevin P. Tully
Name:	Kevin P. Tully
Title:	Chief Financial Officer

LENDER:

HERCULES TECHNOLOGY GROWTH
CAPITAL, INC.,

By:	/s/ K. Nicholas Martitsch
Name:	K. Nicholas Martitsch
Its:	Associate General Counsel

[Signature Page to Amendment No. 1 to Loan and Security Agreement]